                                                                    EXHIBIT 10.3

                        FIRST LOAN MODIFICATION AGREEMENT

     This First Loan Modification Agreement (this "Loan Modification Agreement') is entered into as of December 31,2002, by and between SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462, doing business under the name "Silicon Valley East" ("Bank") and BOTTOMLINE TECHNOLOGIES (de), Inc., a Delaware corporation with its chief executive office located at 325 Corporate Drive, Portsmouth, New Hampshire 03801("Borrower").

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of December 28, 2001, evidenced by, among other documents, a certain Loan and Security Agreement dated as of December 28,2001, between Borrower and Bank, (as amended, the "Loan Agreement"). The Loan Agreement established a working capital line of credit in favor of Borrower in the maximum principal amount of Five Million Dollars ($5,000,000.00) (the "Committed Revolving Line"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

Hereinafter, all indebtedness and obligations owing by Borrower to Bank shall be referred to as the "Obligations".

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the "Security Documents").

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3.   DESCRIPTION OF CHANGE IN TERMS.

     A.   Modifications to Loan Agreement.

          1. The Loan Agreement shall be amended by deleting the following definition appearing in Section 13.1 thereof:

                    ""Revolving Maturity Date" means the date which is one (1) year from the Closing Date."

               and inserting in lieu thereof the following:

                    ""Revolving Maturity Date" means December 27, 2003.

          2. The Loan Agreement shall be amended by deleting the following, appearing as Section 6.2(a)(i) thereof, in its entirety:

                    (a) Borrower shall deliver to Bank: (i) as soon as available, but no later than thirty (30) days after the last day of each month, a company prepared consolidated and consolidating balance sheet and income statement covering Borrower's consolidated operations during the period certified by a Responsible Officer and in a form acceptable to Bank and inserting in lieu thereof the following:

                    (a) Borrower shall deliver to Bank: (i) as soon as available, but no later than thirty (30) days after the last day of each month in which Advances were outstanding, and within thirty (30) days of the last day of each quarter, a company prepared consolidated and consolidating balance sheet and income statement covering Borrower's consolidated operations during the period certified by a Responsible Officer and in a form acceptable to Bank. Notwithstanding the foregoing, the Borrower shall deliver to Bank the most recent monthly company prepared consolidated and consolidating balance sheet and income statement before any Advances are advanced.

          3. The Loan Agreement shall be amended by deleting the following, appearing as Section 6.2(b) thereof, in its entirety:

                    (b) Within thirty (30) days after the last day of each month, Borrower shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in the form of Exhibit C, with aged listings of accounts receivable (by invoice date).

               and inserting in lieu thereof the following:

                    (b) Borrower shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Office in the form of Exhibit C. with aged listing of accounts receivable (by invoice date): (i) within thirty (30) days of the last day of each month in which Advances were outstanding, and (ii) within thirty (30) days of the last day of each quarter.

          4. The Loan Agreement shall be amended by deleting the following, appearing as Section 6.7 thereof, in its entirety:

               FINANCIAL COVENANTS.

               6.7  FINANCIAL COVENANTS.

                    Borrower shall maintain at all times, to be tested as of the last day of each month, unless otherwise noted:

                    (a) Adjusted Quick Ratio. Borrower shall maintain a ratio of Quick Assets to Current Liabilities minus Deferred Revenue of at least 2.0 to 1.0. For the purposes hereof, Quick Assets, Current Liabilities and Deferred Revenue shall relate only to Borrower's operations (i.e., exclude foreign operations of subsidiaries).

                    (b) Maximum Net Loss/Minimum Net Profit. For any month Borrower fails to maintain at least $7,000,000.00 in cash on deposit with the Bank, Borrower (together with its subsidiaries on a consolidated basis) shall have (i) Net Loss (based on the prior rolling three month period) not to exceed (A) $2,250,000 for the month ending October 31, 2001,
                    (B) $2,000,000 for the month ending November 30, 2001, (C) $1,700,000 for the month ending December 31, 2001, (D) $1,600,000 for the month ending January 31, 2002, (E) $1,250,000 for the month ending February 28,2002, (F) $800,000 for the month ending March 31,2002, (G) $625,000 for the months ending April 30, 2002, May 31, 2002 and June 30, 2002; and (ii) net profit

               (based on the prior rolling three month period) of One Dollar ($ 1.00), for each month thereafter.

               and inserting in lieu thereof the following: 6.7 Financial Covenants.

               6.7  FINANCIAL COVENANTS.

                    Borrower shall maintain at all times, to be tested as of the last day of each quarter, unless otherwise noted:

                    (a) Adjusted Quick Ratio. Borrower shall maintain a ratio of Quick Assets to Current Liabilities minus Deferred Revenue of at least 2.0 to 1.0. For the purposes hereof, Quick Assets, Current Liabilities and Deferred Revenue shall relate only to Borrower's operations (i.e., exclude foreign operations of subsidiaries).

                    (b) Maximum Net Loss/Minimum Net Profit. For any quarter Borrower fails to maintain at least $7,000,000.00 in cash on deposit with the Bank, Borrower (together with its subsidiaries on a consolidated basis) shall have a net profit (based on the prior rolling three month period) of One Dollar ($ 1.00), for the quarter ending December 31, 2002, and for each three month period thereafter.

          5. The Compliance Certificate appearing as Exhibit D to the Loan Agreement is hereby replaced with the Compliance Certificate attached as Exhibit A hereto.

4. FEES. The Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5. RATIFICATION OF NEGATIVE PLEDGE AGREEMENT. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Negative Pledge/Intellectual Property Security Agreement dated as of December 28, 2001, between Borrower and Bank, and acknowledges, confirms and agrees that said Negative Pledge Agreement shall remain in full force and effect.

6. ADDITIONAL COVENANTS: Borrower shall not, without providing the Bank with thirty (30) days prior written notice: (i) relocate its principal executive office or add any new offices or business locations or keep any Collateral in any additional locations (unless such new offices or locations contain less than Fifty Thousand Dollars ($50,000.00) of Borrower's assets or property), or (ii) change its jurisdiction of organization, or (iii) change its organizational structure or type, (iv) change its legal name, or (v) change any organizational number (if any) assigned by its jurisdiction of organization. In addition, the Borrower hereby certifies that no Collateral is in the possession of any third party bailee (such as at a warehouse) except as set forth on the Perfection Certificate dated on or about the date hereof delivered by Borrower to Bank in connection with this Loan Modification Agreement (the "Perfection Certificate"). In the event that Borrower, after the date hereof, intends to store or otherwise deliver the Collateral to such a bailee (other than (i) as listed in the Perfection Certificate or (ii) Inventory stored at Borrower's vendor's locations in the ordinary course of business in amounts consistent with past practices), then Borrower shall first receive, the prior written consent of Bank and such bailee must acknowledge in writing that the bailee is holding such Collateral for the benefit of Bank. Borrower acknowledges, confirms and agrees that the disclosures and information about Borrower provided to Bank in the Perfection Certificate is accurate in all material respects, as of the date thereof.

7. AUTHORIZATION TO FILE. Borrower hereby authorizes Bank to file financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to further perfect or protect Bank's interest in the Collateral.

8. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

9. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

10. NO DEFENSES OF BORROWER. Borrower agrees that, as of this date, it has no defenses against the obligations to pay any amounts under the Obligations.

11. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

12. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Bank in California).

            [The remainder of this page is intentionally left blank]

     This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

 BORROWER:                                      BANK:

 BOTTOMLINE TECHNOLOGIES (de), Inc.             SILICON VALLEY BANK, doing
                                                business as SILICON VALLEY EAST

By: /s/ Robert A. Eberle                        By: /s/ Timothy M. Ryan
    --------------------------------------         -----------------------------

Name: Robert A. Eberle                          Name: /s/ Timothy M. Ryan
      ------------------------------------           ---------------------------

Title: EVP, COO & CFO                           Title: /s/ Vice President
       -----------------------------------            --------------------------

                                                SILICON VALLEY BANK

                                                By: /s/ Michelle Giannini
                                                    ----------------------------

                                                Name: /s/ Michelle Giannini
                                                     ---------------------------

                                                Title: /s/ AVP
                                                      --------------------------
                                                (signed in Santa Clara County,
                                                California)

                                    EXHIBIT A
                             COMPLIANCE CERTIFICATE

TO:   SILICON VALLEY BANK

FROM: BOTTOMLINE TECHNOLOGIES (de), INC.

     The undersigned authorized officer of BOTTOMLINE TECHNOLOGIES (de), INC. certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _________________ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

     Please indicate compliance status by circling Yes/No under "Complies" column.

     REPORTING COVENANT                         REQUIRED                     COMPLIES

     Monthly financial statements with CC       Quarterly within 30 days      Yes   No
                                                Monthly within 30 days        Yes   No
                                                (when Advances outstanding)

     Annual (CPA Audited)                       FYE within 90 days            Yes   No
     10-Q, 10-K and 8-K                         Within 10 days after filing
                                                with SEC                      Yes   No
     BBC A/R Agings                             Quarterly within 30 days      Yes   No
                                                Monthly within 30 days
                                                (when Advances outstanding)   Yes   No

     FINANCIAL COVENANT                         REQUIRED                ACTUAL      COMPLIES

     Maintain on a Monthly Basis:
       Minimum Adjusted Quick Ratio             2.0:1.0                 ___:1.0     Yes  No

     Profitability (net loss/min profit)        $_*____                 $______     Yes  No

*See Loan and Security Agreement

Comments Regarding Exceptions: See Attached.

                                                        BANK USE ONLY

Sincerely,                                      Received by:
                                                            --------------------
                                                              AUTHORIZED SIGNER

----------------------------
SIGNATURE                                       Date:
                                                     ---------------------------

---------------------------                     Verified:
TITLE                                                    -----------------------
                                                              AUTHORIZED SIGNER

---------------------------                     Date:
DATE                                                 ---------------------------

                       BOTTOMLINE TECHNOLOGIES (de), INC.

                             SECRETARY'S CERTIFICATE

     I, Robert A. Eberle, in my capacity as Secretary of Bottomline Technologies
(de), Inc., a Delaware corporation (the "Company"), acting in connection with the First Loan Modification Agreement dated as of December 31, 2002 between the Company and Silicon Valley Bank (the "Loan Agreement"), hereby certify that I am the duly elected and acting Secretary of the Company, and further certify as follows:

     1. The following persons are the duly elected officers of the Company occupying the offices set forth opposite their respective names, each such officer is authorized to execute on behalf of the Company the Loan Agreement and all agreements and documents contemplated thereby, and the signature set forth opposite each such officer's respective name is his true signature.

     Name               Office                              Signature

Robert A. Eberle        Executive Vice President,           /s/ Robert E. Eberle
                        Chief Operating Officer,            --------------------
                        Chief Financial Officer
                        and Secretary

Dated as of December 31, 2002.                              /s/ Robert E. Eberle
                                                            --------------------
                                                            Robert A. Eberle,
                                                            Secretary

          PERFECTION CERTIFICATE OF BOTTOMLINE TECHNOLOGIES (de), INC.

     The undersigned, Robert A. Eberle of Bottomline Technologies (de), Inc., a Delaware corporation with offices at 325 Corporate Drive, Portsmouth, New Hampshire 03801 (the "Company"), hereby certifies with reference to the First Loan Modification Agreement between the Company and SILICON VALLEY BANK (the "Bank") dated December 31, 2002, as modifying that certain Loan and Security Agreement dated as of December 28, 2001 between the Company and the Bank (terms defined therein being used herein as therein defined), to the Bank as follows (for purposes of this Perfection Certificate, those questions for which no response is completed shall be deemed to read "None"):

     1.   Names.

          (a) The exact legal name of the Company as it appears in its certificate of incorporation, as amended to date, is as follows:

          Bottomline Technologies (de), Inc.

          (b) The following is a list of all other names (including trade names or similar appellations) used by the Company, or any of its divisions or other business units, or any other business or organization to which the Company became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years together with the dates such names were used:

        .  Certisoft Solutions, Inc. (May 1996 - January 1997)
        . Integrated Cash Management Services, Inc. (asset acquisition) (October 1999)
        .  OLC Software, Inc. (February 2000)
        .  Checkpoint Holdings, Ltd. (August 2000 - May 2001)
        .  Checkpoint Security Services, Ltd. (August 2000 - May 2001)
        .  Checkpay, Ltd. (August 2000 - July 2002)
        .  Flashpoint, Inc. (August 2000)
        .  eVelocity Corporation (asset acquisition) (May 2002)

          (c) The following is a list of all subsidiaries of the Company (whether wholly owned, or where the Company has a controlling or majority interest):

        .  Fleet Street Corp.
        .  Bottomline Technologies, Limited
        .  Bottomline Technologies Europe, Limited
        .  Checkpay, Limited
        .  J. Sloper & Company (dormant)
        .  Redwood Payment Systems, Inc. (dormant)
        .  Checkpoint USA, Inc. (dormant)

          (d) The following is the type of organization of the Company:

          Corporation

          (e) The jurisdiction of organization of the Company is as follows:

          Delaware

          (f) The following is the Company's state issued organizational identification number [state "none" if the state does not issue such a number]:

          2776500

          (g) The Company's federal taxpayer identification number is:

          02-0433294

          (h) The Company currently maintains its bank and investment accounts at:

               (1) Bank Accounts - FleetBoston and Silicon Valley Bank

               (2) Investment Accounts - FleetBoston and Silicon Valley Bank

               (3) Other depository/operating accounts - N/A

          (i) The Company currently has the following commercial tort claims against other parties:

          None

          (j) Attached hereto as Schedule A is the information required above for any other business or organization to which the Company became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years:

     2. Current Locations.

          (a) The following is the mailing address of the Company:

     Mailing Address                     City                    State

     325 Corporate Drive               Portsmouth                 NH

          (b) If different from its mailing address, the Company's place of business, or if more than one, its chief executive office is located at the following address:

     Mailing Address                     City                    State

     (same as above)

          (c) The following are all other locations in which the Company maintains any books or records relating to any of the Collateral consisting of accounts, instruments, chattel paper, general intangibles or mobile goods:

                     Mailing
Name                 Address             City                    State

     N/A

          (d) The following are all other places of business of the Company:

     Mailing
     Address                                City                     State
  .   60 Cutter Mill Rd                    Great Neck                 NY
  .   607 Market Street, Suite 400         San Francisco              CA
  .   333 So. Wadsworth Blvd, Suite D312   Lakewood                   CO

          (e) The following are all the locations where any of the Collateral consisting of equipment and/or inventory are located:

     Mailing
     Address                                City                     State

  .   325 Corporate Drive                  Portsmouth                 NH
  .   607 Market Street, Suite 400         San Francisco              CA
  .   333 So. Wadsworth Blvd, Suite D312   Lakewood                   CO
  .   60 Cutter Mill Rd                    Great Neck                 NY

          (f) The following are the names and addresses of all persons or entities other than the Company, such as lessees, bailees, consignees, warehousemen or purchasers of chattel paper, which have possession or are intended to have possession of any of the Collateral consisting of instruments, chattel paper, inventory or equipment:

      RWG & Logistics
      179 Ward Hill Avenue
      Haverhill, MA 01835

     3. Prior Locations, (a) Set forth below is the information required by subparagraphs (c) and (d) of paragraph 2 with respect to each location or place of business previously maintained by the Company at any time during the past five years in a state in which the Company has previously maintained a location or place of business:

     Address                                City                     State

     55 Broad Street                        New York                   NY
     146 Fleet Street                       Portsmouth                 NH
     195 Hanover Street, Suite 22           Portsmouth                 NH
     155 Fleet Street                       Portsmouth                 NH
     325 State Street                       Portsmouth                 NH
     One Thompson Square                    Charlestown                MA

          (b) Set forth below is the information required by subparagraphs (e) and (f) of paragraph 2 with respect to each other location at which, or other person or entity with which, any of the Collateral consisting of inventory or equipment has been previously held at any time during the past twelve months:

Name                    Address                    City              State

Distribution Group      11 Rogers Road             Haverhill           MA
RWG & Logistics         468 Canal Street           Lawrence            MA

     4. Attached hereto as Schedule B is the information required by U.C.C.
Section 9-502(b) or former U.C.C. Section 9-402(5) of each state in which any of the Collateral consisting of fixtures are or are to be located and the name and address of each real estate recording office where a mortgage on the real estate on which such fixtures are or are to be located would be recorded.


     5. No Unusual Transactions. Except for those purchases, acquisitions, and other transactions as set forth in Schedule A or Schedule C attached hereto, all of the Collateral has been originated by the Company in the ordinary course of the Company's business or consists of goods which have been acquired by the Company in the ordinary course from a person in the business of selling goods of that kind.

     The undersigned hereby acknowledges and agrees that the Bank is relying on the representations and warranties made herein in connection with a loan transaction or transactions to be entered into between the undersigned and the Bank.

     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of January, 2003, and this document shall constitute a document under seal under the laws of the Commonwealth of Massachusetts.

                                            BOTTOMLINE TECHNOLOGIES (de), INC.

                                            By: /s/ Robert A. Eberle
                                                --------------------------------
                                                  (duly authorized)

                                            Name: Robert A. Eberle
                                                  ------------------------------

                                   SCHEDULE A

                                                                JURISDICTION OF
COMPANY NAME                         TYPE OF ORGANIZATION       ORGANIZATION        FEDERAL ID #
------------                         --------------------       ------------        ------------

Certisoft Solutions, Inc.            c-corporation                 Colorado         84-1274021

Integrated Cash Management           c-corporation                 New York         11-2575401
Services, Inc. (asset acquisition)

OLC Software, Inc.                   c-corporation              Massachusetts       04-3405335

Checkpoint Holdings Ltd. and         c-corporation              United Kingdom          N/A
subsidiaries

Flashpoint, Inc.                     c-corporation              Massachusetts       04-3O30079

eVelocity Corporation (asset         c-corporation              New Hampshire       03-0317830
acquisition)